KRANESHARES TRUST

KraneShares Global Humanoid and Embodied Intelligence Index ETF

(the “Fund”)

Supplement dated April 17, 2026 to the Fund’s Summary Prospectus,

Statutory Prospectus and Statement of Additional Information, each dated August 1, 2025, as each may be supplemented and amended from time to time.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information.

On April 15, 2026, the Board of Trustees of KraneShares Trust approved changing the Fund’s name to “KraneShares Global Humanoid Robotics and Physical AI Index ETF”. Accordingly, effective May 1, 2026:

1.	All references to “KraneShares Global Humanoid and Embodied Intelligence Index ETF” are hereby replaced with “KraneShares Global Humanoid Robotics and Physical AI Index ETF”.

On or about June 16, 2026, the name of the Fund’s Underlying Index will change. In connection therewith:

2.	All references to “MerQube Global Humanoid and Embodied Intelligence Index” are hereby replaced with “MerQube Global Humanoid Robotics and Physical AI Index”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.